Scudder Value Fund

Annual Report
September 30, 1996

For investors seeking long-term growth of capital through investment in undervalued equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

   2  In Brief

   3  Letter from the Fund's President

   4  Performance Update

   5  Portfolio Summary

   6  Portfolio Management Discussion

   9  Investment Portfolio

  15  Financial Statements

  18  Financial Highlights

  19  Notes to Financial Statements

  23  Report of Independent Accountants

  24  Tax Information

  25  Officers and Trustees

  26  Investment Products and Services

  27  How to Contact Scudder


                                    In Brief

o Scudder Value Fund provided a total return of 17.18% for the fiscal year ended September 30, 1996, outperforming the 15.89% return on average of the 633 growth funds tracked by Lipper Analytical Services. The Fund trailed its benchmark index, the unmanaged S&P 500, during the year, partly due to the performance of a few very large companies which drive the index's returns.

o The Fund received a four-star rating from Morningstar, reflecting "above-average" risk-adjusted performance through September 30, 1996. These ratings are subject to change every month and are calculated from the Fund's three-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. 1,708 equity funds were rated. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. Past performance is no guarantee of future returns.

o The Fund's performance during the year benefited from holdings in the financial sector. Paper and utility-related holdings provided most of the year's disappointments.


                              2-Scudder Value Fund

                        Letter from the Fund's President

Dear Shareholders,

We are pleased to present the newly redesigned annual report for Scudder Value Fund. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

In this era of electronic information we have also taken a look at our abbreviated quarterly reports, which you generally receive during the month after the end of your fund's first and third fiscal quarters. Going forward, these printed reports will be discontinued, and portfolio information will be made available on a more timely basis -- each month, in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling Investor Relations.

As detailed in the portfolio management discussion that follows, Scudder Value Fund provided a solid return of 17.18% for the 12-month period ended September 30, 1996. We are also pleased with the Fund's four-star Morningstar rating (see page 2).

The stock market may not be as rewarding in 1997. Having just broken through the 6,000 mark, the market is considered by some to be overvalued and at risk of correction. Scudder Value Fund historically has performed well in such an environment, due in large part to its disciplined approach to buying stocks at a discount.

We look forward to the coming year, and thank you for your continued investment in Scudder Value Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions.

     Sincerely,
     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Value Fund

                              3-Scudder Value Fund

PERFORMANCE UPDATE as of SEPTEMBER 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                 Average
9/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER VALUE FUND
--------------------------------------
1 Year    $11,718    17.18%   17.18%
Life of
Fund*     $16,456    64.56%   14.20%

--------------------------------------
S&P 500 INDEX
--------------------------------------
1 Year    $12,034    20.34%   20.34%
Life of
Fund*     $17,416    74.16%   15.97%

*THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 1992.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


SCUDDER VALUE FUND
Year            Amount
----------------------
12/92          $10000
3/93           $10933
9/93           $11150
3/94           $10830
9/94           $11360
3/95           $12070
9/95           $14043
3/96           $15470
9/96           $16456

S&P 500 INDEX
Year            Amount
----------------------
12/92          $10000
3/93           $10437
9/93           $10758
3/94           $10590
9/94           $11155
3/95           $12239
9/95           $14473
3/96           $16168
9/96           $17416

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30

                       1993*    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $13.38   $13.08   $15.87   $17.52
INCOME DIVIDENDS..   $ -      $  .11   $  .12   $  .04
CAPITAL GAINS
DIVIDENDS.....       $ -      $  .43   $  .13   $  .92
FUND TOTAL
RETURN (%)........    11.50     1.88    23.62    17.18
INDEX TOTAL
RETURN (%)........     7.56     3.68    29.75    20.34


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the Fund for the one year and life of Fund periods would have been lower.


                              4-Scudder Value Fund

PORTFOLIO SUMMARY as of September 30, 1996
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Securities                  92%
Cash Equivalents                    8%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

In a constructive year for equities,
the Fund remained near fully invested.
--------------------------------------------------------------------------
SECTORS
(Excludes 8% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 23%
Manufacturing                             14%
Energy                                    11%
Consumer Staples                          10%
Technology                                 8%
Consumer Discretionary                     5%
Health                                     5%
Service Industries                         4%
Communications                             3%
Other                                     17%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

By far the largest group, financial holdings contributed most to the Fund's positive performance this year.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(20% OF PORTFOLIO)
--------------------------------------------------------------------------
1. TRW INC.
   Defense electronics, automotive parts and systems
2. MBIA INC.
   Insurer of municipal bonds
3. INTEL CORP.
   Semiconductor memory circuits
4. CITICORP
   Provider of a broad range of financial services, including banking and consumer finance
5. NEDLLOYD GROEP NV
   Provider of container transport and supply
6. ZEIGLER COAL HOLDING CO.
   Coal producer
7. CONAGRA INC.
   Food and grain conglomerate
8. ALLSTATE CORP.
   Property, liability, and life insurance company
9. SARA LEE CORP.
   Processed foods maker
10.UNICOM CORP.
   Electric utility in northern Illinois


Several of the Fund's largest holdings - including TRW, ConAgra, and Allstate - were also its top performers during the year.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              5-Scudder Value Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Value Fund has been managed by Donald E. Hall and William J. Wallace since the Fund's inception in 1992. For a report on the Fund's fiscal year 1996 performance and strategy, as well as management's outlook going into 1997, here is an interview with Don Hall, Lead Portfolio Manager of Scudder Value Fund.

Q: Lipper includes the Fund in its growth category. How did it perform relative to this peer group in fiscal year 1996?

A: Scudder Value Fund performed well relative to this group. The 633 growth funds tracked by Lipper returned 15.89% on average over the 12-month period, compared with 17.18% for the Fund.

Q: How did Scudder Value Fund perform relative to its benchmark index, the S&P 500?

A: The index return was higher at 20.34% partly due to the strong performance of its largest companies. The index is capitalization weighted, which means that the performance of a few very large companies, such as Coca Cola and GE, can drive the index's overall return. In fact, 47% of the index's return is determined by just 50 of its 500 stocks. In general, funds with more exposure to mid-sized companies than the S&P 500 tend to lag the index when the largest stocks perform better than the broader market. By way of comparison, the S&P Mid-Cap Index returned 14.0% for the period.

Q: What sectors and stocks contributed most to performance?

A: Financial stocks, our most important group, representing over 22% of the Fund's equity position, contributed most to this year's positive performance. The group outperformed the market despite higher interest rates. As we have proclaimed many times, our financial stocks are purchased based on bottom-up value research, not as interest rate plays. Financial stocks appreciating at least 30% over the period included BankAmerica, Chase Manhattan, State Street Boston, and Allstate. Other strong returns came from a diverse group that includes ConAgra, Becton Dickinson, TRW, Lockheed Martin, and Intel.

Q: What were some of the disappointments?

A: Paper companies and semiconductor capital equipment companies saw their orders turn down during the period. These are cyclical industries that will inevitably enjoy an upturn. Another disappointment was the electric utility group, including Destec Energy, an independent power producer. Frustrated with the public price of their company's stock, Destec's management announced that they are seeking to sell the company in a private transaction. The stock moved up sharply on this news after the end of the Fund's fiscal period.

Q: What role do foreign stocks play in the portfolio?

A: Foreign stocks provide additional opportunity in our view, especially when they are selling at significantly lower multiples than comparable U.S. stocks. While delivering positive performance, the foreign stocks in the portfolio were not able to keep up with the strong U.S. market over the past year. We believe the Fund's foreign holdings may be due for some catch-up.

                              6-Scudder Value Fund

Q: Why is Scudder Value Fund included in Lipper's growth category?

A: The Fund's style is value but the goal is growth. The Fund seeks growth by investing in companies whose stock prices are low in relation to their anticipated earnings, among other measures. The Fund's average price/earnings (p/e) ratio is lower than that of the overall market, and in fact is lower than 97% of all funds in its category. This low p/e reflects our value style. Style decisions can impact the relative performance of a fund in the same way as the decision to invest in large or small companies. In fact, the relative performance of different styles is cyclical. Many investors choose to own both value and growth style funds for diversification, even though their goal is growth.

Q: Do you look at selection criteria other than value?

A: Yes. We consider the direction of current fundamentals. For example, if a company's earnings are in a downturn and we cannot foresee with confidence a turnaround, we will move on. In this way we believe we protect the portfolio from prolonged disappointments. Fortunately, there were few of these situations over the past year. Most sales were the result of stocks reaching price targets.

Q: How defensive is Scudder Value Fund's approach?

A: The value style adds some risk-reducing characteristics. A discriminating focus on what we will pay for a company reduces so-called "price risk," which is the risk that a stock will underperform even if the fundamentals -- including earnings -- work out as anticipated. Also, we attempt to gauge the fundamental risk of each stock we purchase, with special attention to such details as leverage and volatile earnings. Generally, we prefer established companies whose managements have been tested under a variety of environments.

Having said that, we recognize the prices of riskier companies at times become depressed and undervalued. We are not at one of those times. In fact, we have been adding to utility stocks that have underperformed dramatically over the last year, including Unicom and PowerGen. Among more volatile stocks which, at single-digit multiples, appear to more than adequately discount fundamental risks are holdings AMR and Alaska Airlines.

Q: With the stock market hitting new highs, some believe stocks are overvalued. How is the Fund positioned to benefit shareholders in this environment?

A: The historical average p/e multiple for the S&P 500 Index is 14 times next year's estimated earnings. Based on our estimates, the S&P 500 currently is selling near 20 times next year's earnings. By contrast, the Fund's average p/e is only 13 times. It follows that the Fund has a less than average exposure to the more speculative and vulnerable components of the market.

We believe the market may be vulnerable to some setbacks over the next several months due to earnings disappointments. We expect a slower economy to keep inflation and interest rates in check, however, which should confine the length of any market decline. The July selloff was the first significant one-month decline since 1990. For the first time in many quarters, the market declined

                              7-Scudder Value Fund
more than one percent on several days. In each of those days, the Fund declined less than the S&P 500.

We believe the Fund is well-positioned for a market that will work itself higher over the next several quarters but with more setbacks than we have grown accustomed to in recent years.

Q: What groups do you find particularly attractive now?

A: We believe financial stocks continue to look attractive despite strong price appreciation. The financial companies in the portfolio are making good on their estimated earnings, and multiples are modest. Citicorp, with a growing global franchise, sells for only 12 times next year's earnings. Allstate, with one of the best names in the financial service industry, has reduced its risk exposure dramatically, yet the stock sells for only 13 times. MBIA, a lesser-known company with earnings gains in each of the past 10 years, sells for 12 times. We expect the earnings of these and other companies in the Fund to grow on average approximately 12% per year over the next five years. These earnings should provide attractive returns, even without higher multiples. Of course, low multiples leave the door open for more exciting performance.

Sincerely,

Your Portfolio Management Team

/s/Donald E. Hall          /s/William J. Wallace
Donald E. Hall             William J. Wallace



                               Scudder Value Fund:
                          A Team Approach to Investing

  Scudder Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Donald E. Hall has had responsibility for Scudder Value Fund's day-to-day management since its inception in 1992. Don, who joined Scudder in 1982, has 13 years of experience in the value style of investing. William J. Wallace, Portfolio Manager, has been a member of Scudder Value Fund's team since 1992 and has 15 years of investment experience.


                              8-Scudder Value Fund

                 INVESTMENT PORTFOLIO as of September 30, 1996

                                                                                  PRINCIPAL       MARKET
                                                                                  AMOUNT ($)     VALUE ($)
==========================================================================================================
REPURCHASE AGREEMENTS 8.0%
----------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96
  at 5.7%, to be repurchased at $7,155,133 on 10/1/96, collateralized by                        ----------
  a $5,393,000 U.S. Treasury Note, 11.875%, 11/15/03 (Cost $7,154,000) .......    7,154,000      7,154,000
                                                                                                ----------
CONVERTIBLE BONDS 0.2%
----------------------------------------------------------------------------------------------------------
MEDIA
CABLE TELEVISION                                                                                ----------
Rogers Communications Inc., LYON, 5/20/13(Cost $180,958) ....................       435,000        162,581
                                                                                                ----------
                                                                                     SHARES
==========================================================================================================
COMMON STOCKS 91.8%
----------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 4.7%

APPAREL & SHOES 0.1%
Payless ShoeSource Inc.* ....................................................         1,344         45,192
                                                                                                ----------
DEPARTMENT & CHAIN STORES 1.5%
J.C. Penney Co., Inc. .......................................................         7,400        400,525
May Department Stores .......................................................         8,400        408,450
Rite Aid Corp. ..............................................................        15,300        554,625
                                                                                                ----------
                                                                                                 1,363,600
                                                                                                ----------

HOTELS & CASINOS 1.8%
Grand Casinos Inc.* .........................................................        12,200        179,950
Royal Caribbean Cruises Ltd. ................................................        36,300        966,488
Shuffle Master, Inc.* .......................................................        37,800        434,700
                                                                                                ----------
                                                                                                 1,581,138
                                                                                                ----------

RESTAURANTS 0.8%
McDonald's Corp. ............................................................        16,200        767,475
                                                                                                ----------
SPECIALTY RETAIL 0.5%
Toys "R" Us Inc.* ...........................................................        14,700        428,138
                                                                                                ----------
CONSUMER STAPLES 9.0%
ALCOHOL & TOBACCO 3.4%
Anheuser-Busch Companies, Inc. ..............................................        41,600      1,565,200
Philip Morris Companies Inc. ................................................        16,500      1,480,875
                                                                                                ----------
                                                                                                 3,046,075
                                                                                                ----------
FOOD & BEVERAGE 5.6%
ConAgra Inc. ................................................................        35,400      1,743,450
Dole Food Co. ...............................................................        18,800        789,600

    The accompanying notes are an integral part of the financial statements.


                            9 - Scudder Value Fund

                                                                                                  MARKET
                                                                                     SHARES      VALUE ($)
----------------------------------------------------------------------------------------------------------
Kroger Co.* .................................................................        19,500        872,625
Sara Lee Corp. ..............................................................        45,700      1,633,775
                                                                                                ----------
                                                                                                 5,039,450
                                                                                                ----------
HEALTH 4.2%
HEALTH INDUSTRY SERVICES 1.2%
Bergen Brunswig Corp. "A" ...................................................        33,900      1,076,325
                                                                                                ----------

MEDICAL SUPPLY & SPECIALTY 2.3%
Bausch & Lomb, Inc. .........................................................        23,400        859,950
Becton, Dickinson & Co. .....................................................        26,200      1,159,350
                                                                                                ----------
                                                                                                 2,019,300
                                                                                                ----------

PHARMACEUTICALS 0.7%
Schering-Plough Corp. .......................................................         4,900        301,350
Watson Pharmaceuticals, Inc.* ...............................................         9,500        356,250
                                                                                                ----------
                                                                                                   657,600
                                                                                                ----------

COMMUNICATIONS 3.2%
TELEPHONE/COMMUNICATIONS
Century Telephone Enterprises ...............................................        44,200      1,519,375
Tele Danmark A/S (ADR) ......................................................        55,400      1,308,825
                                                                                                ----------
                                                                                                 2,828,200
                                                                                                ----------
FINANCIAL 21.0%
BANKS 9.0%
BankAmerica Corp. ...........................................................        11,400        936,225
Chase Manhattan Corp. (New) .................................................         5,700        456,713
Citicorp ....................................................................        20,100      1,821,563
First Chicago NBD Corp. .....................................................         9,200        416,300
J.P. Morgan & Co., Inc. .....................................................         7,600        675,450
Mellon Bank Corp. ...........................................................        14,100        835,425
National Australia Bank Ltd. (ADR) ..........................................        15,300        808,980
Northern Trust Corp. ........................................................         7,100        466,825
State Street Boston Corp. ...................................................        27,800      1,595,025
                                                                                                ----------
                                                                                                 8,012,506
                                                                                                ----------
INSURANCE 10.4%
Allstate Corp. (b) ..........................................................        34,200      1,684,350
American States Financial Corp. (b) .........................................        47,600      1,106,700
EXEL, Ltd. ..................................................................        41,400      1,438,650
MBIA Inc. ...................................................................        24,000      2,058,000


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load[Tradema
--------------------------------------------------------------------------------

                            10 - Scudder Value Fund

                                                                                                  MARKET
                                                                                     SHARES      VALUE ($)
----------------------------------------------------------------------------------------------------------
Mid Ocean Limited ...........................................................         9,400        400,675
PartnerRe Holdings Ltd. .....................................................        18,700        532,950
UNUM Corp. ..................................................................        12,200        782,325
Western National Corp. ......................................................        67,200      1,251,600
                                                                                                ----------
                                                                                                 9,255,250
                                                                                                ----------
CONSUMER FINANCE 0.4%
Associates First Capital Corp. ..............................................         9,800        401,800
                                                                                                ----------
OTHER FINANCIAL COMPANIES 1.2%
Federal National Mortgage Association .......................................        25,600        892,800
Student Loan Marketing Association ..........................................         3,000        223,875
                                                                                                ----------
                                                                                                 1,116,675
                                                                                                ----------
MEDIA 0.7%
BROADCASTING & ENTERTAINMENT
Univision Communication Inc.* ...............................................        18,100        606,350
                                                                                                ----------
SERVICE INDUSTRIES 3.4%
ENVIRONMENTAL SERVICES 2.6%
Destec Energy Inc.* .........................................................       101,700      1,207,688
Wheelabrator Technologies Inc. ..............................................        69,900      1,065,975
                                                                                                ----------
                                                                                                 2,273,663
                                                                                                ----------

INVESTMENT 0.3%
Donaldson, Lufkin & Jenrette Securities Corp. ...............................         8,300        291,538
                                                                                                ----------

MISCELLANEOUS CONSUMER SERVICES 0.2%
H&R Block Inc. ..............................................................         6,700        199,325
                                                                                                ----------
PRINTING/PUBLISHING 0.3%
Deluxe Corp. ................................................................         7,900        298,225
                                                                                                ----------
DURABLES 4.3%
AEROSPACE 0.9%
Lockheed Martin Corp. .......................................................         9,349        842,579
                                                                                                ----------

AUTOMOBILES 1.0%
Dana Corp. ..................................................................        15,800        477,950
Genuine Parts Co. ...........................................................         8,600        376,250
                                                                                                ----------
                                                                                                   854,200
                                                                                                ----------

CONSTRUCTION/AGRICULTURAL EQUIPMENT 1.0%
PACCAR, Inc. ................................................................        16,300        892,425
                                                                                                ----------
TELECOMMUNICATIONS EQUIPMENT 1.0%
Nokia AB Oy (ADR) ...........................................................        20,600        911,550
                                                                                                ----------

    The accompanying notes are an integral part of the financial statements.


                            11 - Scudder Value Fund

                                                                                                  MARKET
                                                                                     SHARES      VALUE ($)
----------------------------------------------------------------------------------------------------------
TIRES 0.4%
Goodyear Tire & Rubber Co. ..................................................         7,700        355,163
                                                                                                ----------

MANUFACTURING 12.5%
CHEMICALS 0.7%
Sigma-Aldrich Corp. .........................................................        11,300        644,100
                                                                                                ----------
CONTAINERS & PAPER 1.9%
Boise Cascade Corp. .........................................................        27,800        945,200
Crown Cork & Seal Co. Inc. ..................................................        17,200        793,350
                                                                                                ----------
                                                                                                 1,738,550
                                                                                                ----------

DIVERSIFIED MANUFACTURING 4.1%
Canadian Pacific Ltd. (Ord.) ................................................        27,000        626,363
Olin Corp. ..................................................................        10,800        907,200
TRW Inc. ....................................................................        22,700      2,111,100
                                                                                                ----------
                                                                                                 3,644,663
                                                                                                ----------

ELECTRICAL PRODUCTS 1.0%
Philips NV (New York shares) ................................................        24,900        893,288
                                                                                                ----------

INDUSTRIAL SPECIALTY 1.1%
Schindler Holdings AG (PC) ..................................................         1,000        976,251
Schindler Holdings AG Warrants (expire 12/16/96)* ...........................         1,000            239
                                                                                                ----------
                                                                                                   976,490
                                                                                                ----------

MACHINERY/COMPONENTS/CONTROLS 1.4%
Parker-Hannifin Group .......................................................        20,700        869,400
Timken Co. ..................................................................        10,500        412,125
                                                                                                ----------
                                                                                                 1,281,525
                                                                                                ----------

OFFICE EQUIPMENT/SUPPLIES 1.8%
Xerox Corp. .................................................................        29,400      1,576,575
                                                                                                ----------

SPECIALTY CHEMICALS 0.5%
Betz Laboratories Inc. ......................................................         7,900        414,750
                                                                                                ----------
TECHNOLOGY 7.7%
DIVERSE ELECTRONIC PRODUCTS 0.9%
Applied Materials, Inc.* ....................................................        28,500        787,313
                                                                                                ----------
EDP PERIPHERALS 0.1%
Intergraph Corp.* ...........................................................         4,200         46,200
                                                                                                ----------

ELECTRONIC DATA PROCESSING 0.3%
Data General Corp.* .........................................................        22,600        316,400
                                                                                                ----------
OFFICE/PLANT AUTOMATION 1.0%
Cabletron Systems Inc.* .....................................................        13,100        895,713
                                                                                                ----------

    The accompanying notes are an integral part of the financial statements.


                            12 - Scudder Value Fund

                                                                                                  MARKET
                                                                                     SHARES      VALUE ($)
----------------------------------------------------------------------------------------------------------
PRECISION INSTRUMENTS 1.2%
Silicon Valley Group Inc.* ..................................................        59,200      1,050,800
                                                                                                ----------

SEMICONDUCTORS 4.2%
Atmel Corp.* ................................................................        30,000        926,250
Intel Corp. .................................................................        19,200      1,832,400
Tower Semiconductor Ltd.* ...................................................       135,700        983,825
                                                                                                ----------
                                                                                                 3,742,475
                                                                                                ----------

ENERGY 9.7%
ENGINEERING 0.4%
Coastal Corp. ...............................................................         9,800        404,250
                                                                                                ----------
OIL & GAS PRODUCTION 1.3%
Imperial Oil Ltd. ...........................................................        26,700      1,134,750
                                                                                                ----------
OIL COMPANIES 6.2%
Amoco Corp. (b) .............................................................        16,400      1,156,200
Mobil Corp. .................................................................         6,700        775,525
Repsol SA (ADR) .............................................................        40,300      1,334,938
Total SA (ADR) ..............................................................        40,084      1,568,287
YPF S.A. "D" (ADR) ..........................................................        30,800        704,550
                                                                                                ----------
                                                                                                 5,539,500
                                                                                                ----------

OIL/GAS TRANSMISSION 1.8%
Williams Cos., Inc. .........................................................        31,300      1,596,300
                                                                                                ----------
METALS & MINERALS 2.4%
COAL MINING 2.0%
Zeigler Coal Holding Co. ....................................................       101,600      1,752,600
                                                                                                ----------
STEEL & METALS 0.4%
Nucor Corp. .................................................................         7,000        355,250
                                                                                                ----------
CONSTRUCTION 0.3%
FOREST PRODUCTS
Louisiana-Pacific Corp. .....................................................        11,900        270,725
                                                                                                ----------
TRANSPORTATION 4.1%
AIRLINES 1.6%
AMR Corp.(b)* ...............................................................         8,500        676,813
Alaska Air Group Inc.(b)* ...................................................        19,100        408,263
Continental Airlines Inc. "B"* ..............................................        14,400        322,200
                                                                                                ----------
                                                                                                 1,407,276
                                                                                                ----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
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                            13 - Scudder Value Fund

                                                                                                  MARKET
                                                                                     SHARES      VALUE ($)
----------------------------------------------------------------------------------------------------------
MARINE TRANSPORTATION 2.2%
Nedlloyd Groep NV (Sponsored ADR) ...........................................        142,200     1,813,050
Teekay Shipping Corp. .......................................................          5,800       167,475
                                                                                                ----------
                                                                                                 1,980,525
                                                                                                ----------

RAILROADS 0.3%
Canadian National Railway Co. ...............................................         12,800       262,400
                                                                                                ----------

UTILITIES 4.6%
ELECTRIC UTILITIES
PowerGen PLC (ADR) ..........................................................         46,400     1,432,600
Public Service Co. of New Mexico ............................................         25,200       491,400
TNP Enterprises Inc. ........................................................          9,800       242,550
Tuscon Electric Power Co.* ..................................................         20,040       338,175
Unicom Corp. ................................................................         64,900     1,630,613
                                                                                                ----------
                                                                                                 4,135,338
----------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $71,914,343)                                                          82,011,498
----------------------------------------------------------------------------------------------------------
==========================================================================================================
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $79,249,301)                                         89,328,079
----------------------------------------------------------------------------------------------------------


 *  Non-income producing security.

(a) The cost for federal income tax purposes was $79,251,664. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $10,076,415. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $11,904,494 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,828,079.

(b) At September 30, 1996 these securities, in part, have been pledged to cover initial margin requirements for open futures contracts. At September 30, 1996, open futures contracts purchased long were as follows (Note A):
                                                                 Aggregate
    Futures               Expiration         Contracts        Face Value ($)        Market Value ($)
    -------               ----------         ---------        --------------        ----------------
    S&P500 Index           Dec. 1996             8              2,780,080             2,765,600
                                                 -              ---------             ---------
    Total net unrealized depreciation on open futures contracts purchased long ...      (14,480)
                                                                                        =======
    Transactions in written call options on securities indices during the year ended September 30, 1996 were as follows:
                                                      Number of Contracts           Premiums Received ($)
                                                      ---------------------------------------------------
    Outstanding at
       September 30, 1995 .....................               200                          91,897
       Contracts closed .......................              (200)                        (91,897)
                                                      ---------------------------------------------------
    Outstanding at
       September 30, 1996 .....................                --                              --
                                                              ===                          ======

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
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                            14 - Scudder Value Fund

                              FINANCIAL STATEMENTS

                                 Statement of Assets and Liabilities
                                      as of September 30, 1996
ASSETS
-----------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $79,249,301) (Note A)          $89,328,079
                 Cash ........................................................                  378
                 Dividends and interest receivable ...........................              138,498
                 Receivable on Fund shares sold ..............................              136,476
                 Receivable on foreign taxes recoverable .....................               28,484
                 Deferred organization expense (Note A) ......................               15,897
                                                                                        -----------
                 Total assets ................................................           89,647,812
LIABILITIES
-----------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...........................          $   655,383
                 Payable for Fund shares redeemed ............................               12,021
                 Accrued management fee (Note C) .............................               46,261
                 Other accrued expenses (Note C) .............................               45,375
                 Daily variation margin on futures contracts (Note A) ........               14,480
                                                                                        -----------
                 Total liabilities ...........................................              773,520
                 ----------------------------------------------------------------------------------
                 NET ASSETS, AT MARKET VALUE .................................          $88,874,292
                 ----------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .........................          $   960,593
                 Unrealized appreciation (depreciation) on:
                    Investments ..............................................           10,078,778
                    Futures ..................................................              (14,480)
                    Foreign currency related transactions ....................                   44
                 Accumulated net realized gain ...............................            7,225,434
                 Shares of beneficial interest ...............................               50,717
                 Additional paid-in capital ..................................           70,573,206
                 ----------------------------------------------------------------------------------
                 NET ASSETS, AT MARKET VALUE .................................          $88,874,292
                 ----------------------------------------------------------------------------------

NET ASSET VALUE
-----------------------------------------------------------------------------------------------------------------
                 NET ASSET VALUE, offering and redemption price per share
                 ($88,874,292 / 5,071,691 outstanding shares of beneficial
                 interest, $.01 par value, unlimited number of shares                   -----------
                 authorized) .................................................          $     17.52
                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
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                            15 - Scudder Value Fund

                                     Statement of Operations
                                  year ended September 30, 1996
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $59,213) ...........    $ 1,784,646
                 Interest .......................................................        259,946
                                                                                     -----------
                                                                                       2,044,592
                 Expenses:
                 Management fee (Note C) ........................................    $   552,773
                 Services to shareholders (Note C) ..............................        236,920
                 Custodian and accounting fees (Note C) .........................         55,624
                 Trustees' fees and expenses (Note C) ...........................         52,626
                 Reports to shareholders ........................................         48,742
                 Auditing .......................................................         35,796
                 Registration ...................................................         14,713
                 Legal ..........................................................         12,568
                 Amortization of organization expenses (Note A) .................          8,956
                 Other ..........................................................         12,619
                                                                                     -----------
                 Total expenses before reductions ...............................      1,031,337
                 Expense reductions (Note C) ....................................        (43,951)
                                                                                     -----------
                 Expenses, net ..................................................        987,386
                 -------------------------------------------------------------------------------
                 NET INVESTMENT INCOME ..........................................      1,057,206
                 -------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
                 Net realized gain from:
                 Investments ....................................................      8,543,037
                 Options ........................................................         80,047
                 Futures ........................................................         45,160
                 Foreign currency related transactions ..........................          2,041
                                                                                     -----------
                                                                                       8,670,285
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ....................................................      2,404,227
                 Options ........................................................        (16,897)
                 Futures ........................................................        (14,480)
                 Foreign currency related transactions ..........................             44
                                                                                     -----------
                                                                                       2,372,894
                                                                                     -----------
                 Net gain on investment transactions ............................     11,043,179
                 -------------------------------------------------------------------------------
                 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $12,100,385
                 -------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
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                            16 - Scudder Value Fund

                                                 Statements of Changes in Net Assets
                                                                                                     Years Ended September 30,
                                                                                                     1996                 1995
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..................................................        $  1,057,206         $    791,269
                 Net realized gain from investment transactions .........................           8,670,285            2,767,597
                 Net unrealized appreciation on investment transactions during the
                    period...............................................................           2,372,894            7,364,295
                                                                                                 ------------         ------------
                 Net increase in net assets resulting from operations ...................          12,100,385           10,923,161
                 Distributions to shareholders from:
                 Net investment income ..................................................            (175,992)            (309,372)
                                                                                                 ------------         ------------
                 Net realized gains from investment transactions ........................          (4,025,296)            (336,274)
                                                                                                 ------------         ------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................................          34,987,688           48,559,462
                 Net asset value of shares issued to shareholders in reinvestment of
                    distributions .......................................................           4,132,230              599,884
                 Cost of shares redeemed ................................................         (26,219,135)         (26,461,130)
                                                                                                 ------------         ------------
                 Net increase in net assets from Fund share transactions ................          12,900,783           22,698,216
                                                                                                 ------------         ------------
                 INCREASE IN NET ASSETS .................................................          20,799,880           32,975,731
                 Net assets at beginning of period ......................................          68,074,412           35,098,681
                 NET ASSETS AT END OF PERIOD (including undistributed net investment             ------------         ------------
                   income of $960,593 and $102,110, respectively) .......................        $ 88,874,292         $ 68,074,412
                                                                                                 ------------         ------------

OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                 INCREASE (DECREASE) IN FUND SHARES
                 Shares outstanding at beginning of period ..............................           4,288,446            2,683,720
                                                                                                 ------------         ------------
                 Shares sold ............................................................           2,121,557            3,327,977
                 Shares issued to shareholders in reinvestment of distributions .........             263,367               47,124
                 Shares redeemed ........................................................          (1,601,679)          (1,770,375)
                                                                                                 ------------         ------------
                 Net increase in Fund shares ............................................             783,245            1,604,726
                                                                                                 ------------         ------------
                 Shares outstanding at end of period ....................................           5,071,691            4,288,446
                                                                                                 ------------         ------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
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                            17 - Scudder Value Fund

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                              FOR THE PERIOD
                                                                                                               DECEMBER 31,
                                                                                                                   1992
                                                                                                              (COMMENCEMENT
                                                                            YEARS ENDED SEPTEMBER 30,        OF OPERATIONS) TO
                                                                                                               SEPTEMBER 30,
                                                                       1996           1995           1994           1993
===============================================================================================================================
                                                                  -------------------------------------------------------------
Net asset value, beginning of period .............................    $15.87         $13.08         $13.38         $12.00
                                                                  -------------------------------------------------------------
Income from investment operations:
Net investment income ............................................       .21            .18            .13            .10
Net realized and unrealized gain on investments ..................      2.40           2.86            .11           1.28
                                                                  -------------------------------------------------------------
Total from investment operations .................................      2.61           3.04            .24           1.38
                                                                  -------------------------------------------------------------
Less distributions from:
Net investment income ............................................      (.04)          (.12)          (.11)            --
Net realized gains on investment transactions ....................      (.92)          (.13)          (.43)            --
                                                                  -------------------------------------------------------------
Total distributions ..............................................      (.96)          (.25)          (.54)            --
                                                                  -------------------------------------------------------------

                                                                  -------------------------------------------------------------
Net asset value, end of period ...................................    $17.52         $15.87         $13.08         $13.38
                                                                  -------------------------------------------------------------
===============================================================================================================================
TOTAL RETURN (%) (b) .............................................     17.18          23.62           1.88          11.50**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...........................        89             68             35             29
Ratio of operating expenses, net to average daily net
  assets (%) .....................................................      1.25           1.25           1.25           1.25*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ................................      1.31           1.44           1.61           2.16*
Ratio of net investment income to average daily net
  assets (%) .....................................................      1.34           1.57           1.16           1.56*
Portfolio turnover rate (%) ......................................      90.8           98.2           74.6           60.8*
Average commission rate paid (a) .................................    $.0577         $   --         $   --         $   --


(a) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

(b) Total return is higher due to maintenance of the Fund's expenses.

*   Annualized

**  Not annualized


    The accompanying notes are an integral part of the financial statements.

                            18 - Scudder Value Fund

                         NOTES TO FINANCIAL STATEMENTS

                       A. Significant Accounting Policies

Scudder Value Fund (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                            19 - Scudder Value Fund

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to

                            20 - Scudder Value Fund
hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the year ended ended September 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $72,967,211 and $67,927,672, respectively.

The aggregate face value of futures contracts opened and closed during the year ended September 30, 1996 was $8,822,970 and $6,042,890, respectively.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                            21 - Scudder Value Fund

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the year ended September 30, 1996, the Adviser did not impose a portion of its management fee amounting to $43,951 and the amount imposed amounted to $508,822, of which $46,261 is unpaid at September 30, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended September 30, 1996, the amount charged to the Fund by SSC aggregated $174,570, of which $15,126 is unpaid at September 30, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended September 30, 1996, the amount charged to the Fund by STC aggregated $18,319, of which $1,640 is unpaid at September 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1996, the amount charged to the Fund by SFAC aggregated $38,190, of which $3,644 is unpaid at September 30, 1996.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended September 30, 1996, Trustees' fees and expenses aggregated $52,626.

                            22 - Scudder Value Fund

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Scudder Equity Trust and the Shareholders of Scudder Value
Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Value Fund, including the investment portfolio, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 31, 1992 (commencement of operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Value Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 31, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
November 6, 1996


                            23 - Scudder Value Fund

                                TAX INFORMATION

The Fund paid distributions of $.205 per share from net long-term capital gains during the year ended September 30, 1996.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,580,101 as a long-term capital gain dividend for the year ended September 30, 1996.

Pursuant to section 854 of the Internal Revenue Code, the Fund designates $1,288,664 as dividends eligible for the dividends received deduction for corporations for the year ended September 30, 1996.


                            24 - Scudder Value Fund

Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
Trustee

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee

Dudley H. Ladd*
Trustee

David S. Lee*
Vice President and Trustee

Dr. Wilson Nolen
Trustee; Consultant

Juris Padegs*
Vice President and Trustee

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary



*Scudder, Stevens & Clark, Inc.


                              25-Scudder Value Fund

                        Investment Products and Services

The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
  Scudder Cash Investment Trust
  Scudder U.S. Treasury Money Fund

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
  Scudder California Tax Free Fund*
  Scudder High Yield Tax Free Fund
  Scudder Limited Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder Massachusetts Limited Term
    Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder Medium Term Tax Free Fund
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund

Income
  Scudder Emerging Markets Income Fund
  Scudder Global Bond Fund
  Scudder GNMA Fund
  Scudder High Yield Bond Fund
  Scudder Income Fund
  Scudder International Bond Fund
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund

Growth
  Scudder Capital Growth Fund
  Scudder Classic Growth Fund
  Scudder Development Fund
  Scudder Emerging Markets Growth Fund
  Scudder Global Discovery Fund
  Scudder Global Fund
  Scudder Gold Fund
  Scudder Greater Europe Growth Fund
  Scudder International Fund
  Scudder Latin America Fund
  Scudder Micro Cap Fund
  Scudder Pacific Opportunities Fund
  Scudder Quality Growth Fund
  Scudder Small Company Value Fund
  Scudder 21st Century Growth Fund
  Scudder Value Fund
  The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


                              26-Scudder Value Fund

Account Service and Information
--------------------------------------------------------------------------------
                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470


                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------
                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale


                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.


                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                              27-Scudder Value Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.